UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2026 (April 27, 2026)

HCA Healthcare, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11239	27-3865930
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

One Park Plaza, Nashville, Tennessee	37203
(Address of Principal Executive Offices)	(Zip Code)

(615) 344-9551

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	HCA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Issuance of $3,000,000,000 aggregate principal amount of senior notes

Overview

On April 30, 2026, HCA Inc. (the “Issuer”), a direct, wholly owned subsidiary of HCA Healthcare, Inc. (the “Parent Guarantor”), completed the public offering of (i) $1,000,000,000 aggregate principal amount of its 4.700% Senior Notes due 2031 (the “2031 Notes”), (ii) $750,000,000 aggregate principal amount of its 5.000% Senior Notes due 2033 (the “2033 Notes”) and (iii) $1,250,000,000 aggregate principal amount of its 5.300% Senior Notes due 2036 (the “2036 Notes” and, together with the 2031 Notes and the 2033 Notes, the “Notes”), each guaranteed on a senior unsecured basis by the Parent Guarantor. The Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Issuer’s and the Parent Guarantor’s shelf registration statement on Form S-3, filed on April 27, 2026 (File No. 333-295336) (the “Registration Statement”), as supplemented by the prospectus supplement dated April 27, 2026, previously filed with the Securities and Exchange Commission under the Securities Act.

On April 30, 2026, the Notes were issued pursuant to an indenture dated as of August 1, 2011 (the “Base Indenture”), among the Issuer, the Parent Guarantor, CSC Delaware Trust Company (formerly known as Delaware Trust Company) (as successor to Law Debenture Trust Company of New York), as trustee (the “Trustee”), and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent (the “Paying Agent”), as amended and supplemented by, (i) with respect to the 2031 Notes, the Supplemental Indenture No. 54, dated as of April 30, 2026, among the Issuer, the Parent Guarantor, the Trustee and the Paying Agent (together with the Base Indenture, the “2031 Notes Indenture”); (ii) with respect to the 2033 Notes, the Supplemental Indenture No. 55, dated as of April 30, 2026, among the Issuer, the Parent Guarantor, the Trustee and the Paying Agent (together with the Base Indenture, the “2033 Notes Indenture”); and (iii) with respect to the 2036 Notes, the Supplemental Indenture No. 56, dated as of April 30, 2026, among the Issuer, the Parent Guarantor, the Trustee and the Paying Agent (together with the Base Indenture, the “2036 Notes Indenture” and, together with the 2031 Notes Indenture and the 2033 Notes Indenture, the “Indentures”).

The following is a brief description of the terms of the Notes and the Indentures.

Maturity and Interest Payment Dates

The 2031 Notes will mature on May 15, 2031, the 2033 Notes will mature on May 15, 2033 and the 2036 Notes will mature on May 15, 2036. Interest on the 2031 Notes, the 2033 Notes and the 2036 Notes will be payable semi-annually, on May 15 and November 15 of each year, commencing on November 15, 2026, to holders of record on the preceding May 1 or November 1, as the case may be, provided that for so long as the Notes of a series are held by The Depository Trust Company, the record date for the Notes of such series will be the close of business on the business day preceding the applicable interest payment date.

Ranking

The Notes are the Issuer’s senior unsecured obligations and: (i) rank senior in right of payment to any of its existing and future subordinated indebtedness, (ii) rank equally in right of payment with any of its existing and future senior indebtedness, (iii) are effectively subordinated in right of payment to any of its existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness, and (iv) are structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of its subsidiaries.

Guarantees

The Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Parent Guarantor.

Covenants

The Indentures contain covenants limiting (i) the Issuer's and certain of its subsidiaries' ability to (x) create liens on certain assets to secure debt and (y) engage in certain sale and lease-back transactions and (ii) the Parent Guarantor's and the Issuer's ability to consolidate, merge, sell or otherwise dispose of all or substantially all of its assets. These covenants are subject to a number of important limitations and exceptions.

Optional Redemption

The Indentures permit the Issuer to redeem some or all of the Notes at any time at the redemption prices set forth in the Indentures.

Change of Control

Upon the occurrence of both a qualifying ratings downgrade and certain changes of control, each holder of the Notes has the right to require the Issuer to repurchase some or all of such holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

Events of Default

The Indentures also provide for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.

The foregoing descriptions of the Notes and the Indentures (including the form of the Notes) are qualified in their entirety by the terms of such agreements, which are incorporated herein by reference and attached hereto as Exhibits 4.1 through 4.7.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

On April 27, 2026, the Parent Guarantor and the Issuer entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Barclays Capital Inc., BofA Securities, Inc. and J.P. Morgan Securities LLC as representatives of the several underwriters named therein, for the issuance and sale by the Issuer of the Notes.

The description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of April 27, 2026, among HCA Inc., HCA Healthcare, Inc., and Citigroup Global Markets Inc., Barclays Capital Inc., BofA Securities, Inc. and J.P. Morgan Securities LLC as representatives of the other several underwriters named therein

4.1

Indenture dated as of August 1, 2011, among HCA Inc., the guarantors named on Schedule I thereto, CSC Delaware Trust Company (formerly known as Delaware Trust Company) (as successor to Law Debenture Trust Company of New York), as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent (filed as Exhibit 4.5 to the Registrant’s Registration Statement on Form S-3 (File No. 333-226709) and incorporated herein by reference)

4.2

Supplemental Indenture No. 54, dated as of April 30, 2026, among HCA Inc., HCA Healthcare, Inc., CSC Delaware Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent

4.3

Supplemental Indenture No. 55, dated as of April 30, 2026, among HCA Inc., HCA Healthcare, Inc., CSC Delaware Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent

4.4

Supplemental Indenture No. 56, dated as of April 30, 2026, among HCA Inc., HCA Healthcare, Inc., CSC Delaware Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent

4.5	Form of Global Note representing the 2031 Notes (included in Exhibit 4.2)

4.6	Form of Global Note representing the 2033 Notes (included in Exhibit 4.3)

4.7	Form of Global Note representing the 2036 Notes (included in Exhibit 4.4)

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP

23.1	Consent of Cleary Gottlieb Steen & Hamilton (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HEALTHCARE, INC. (Registrant)

By:	/s/ John M. Franck II
John M. Franck II
Vice President – Legal and Corporate Secretary

Date: April 30, 2026